Exhibit 10.9

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of January 31, 2011, by and between SILICON VALLEY BANK (“Bank”) and ALPHATEC SPINE, INC., a California corporation (“Alphatec”) and ALPHATEC HOLDINGS, INC., a Delaware corporation (“Parent” and together with Alphatec, each a “Borrower” and collectively, “Borrowers”) whose address is 5818 El Camino Real, Carlsbad, California 92008.

RECITALS

A. Bank and Borrowers have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of October 29, 2010 (as the same has been amended and may from time to time be further amended, modified, supplemented or restated, , the “Loan Agreement”).

B. Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.

C. Borrowers have requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions). The following terms and their respective definitions hereby are amended in, or added to, Section 13.1 of the Loan Agreement:

“Cibramed Acquisition” means the transactions effectuated by the Cibramed Acquisition Documents.

“Cibramed Acquisition Agreement” means that certain Quota Purchase Agreement by and among Alphatec, Marcia De Castro Leitao, Rodrigo De Godoy, Mauro Paciello De Souza Castro, Antonia Da Graca Silva and Cibramed Produtos Medicos Descartaveis Comercio Importacao E Exportacao Ltda. - EEP), dated as of January 3, 2011, and the schedules and exhibits thereto, if any.

“Cibramed Acquisition Documents” means the Cibramed Acquisition Agreement and any other documents, instruments, certificates and/or agreements necessary to, and executed in connection with, the Cibramed Acquisition Agreement; all in form and substance reasonably acceptable to Bank.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“First Amendment Effective Date” means January 31, 2011.

“Non-Formula Amount” means Revolving Advances made without regard to the Borrowing Base, in an aggregate amount not to exceed [***].

“Tier 4 AQR” is defined in Section 6.9(a).

2.2 Section 2.4 (Payment of Interest on the Credit Extensions). Section 2.4(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Interest Rates. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to (i) during the period when the Tier 1 AQR is in effect, [***]; (ii) during the period when the Tier 2 AQR is in effect, [***]; (iii) during the period when the Tier 3 AQR is in effect, [***]; and (iv) during the period when the Tier 4 AQR is in effect, the greater of (x) [***] and (y) five [***]; in each case, which interest shall be payable monthly.”

2.3 Section 6.8 (Operating Accounts). Effective as of December 13, 2010, Section 6.8(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Maintain its primary depository, operating and securities accounts with Bank or Bank’s Affiliates, which accounts shall represent at least [***] of the dollar value of each Borrower’s and each Borrower’s Subsidiaries’ accounts at all financial institutions. Notwithstanding the foregoing, Borrower’s shall cause multi-currency accounts with Bank to be opened no later than forty-five (45) days after the First Amendment Effective Date.”

2.4 Section 6.9 (Financial Covenants). Effective as of November 30, 2010, Section 6.9(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Adjusted Quick Ratio. An Adjusted Quick Ratio, measured monthly, of at least [***] (the “Tier 1 AQR”); (ii) [***] (the “Tier 2 AQR”); (iii) [***] (the “Tier 3 AQR”); and (iv) [***] (the “Tier 4 AQR”).”

2.5 Exhibit D attached to the Loan Agreement hereby is replaced in its entirety by Exhibit D attached hereto.

2.6 Bank hereby consents to the Cibramed Acquisition and the execution, delivery and performance by Borrowers of the Cibramed Acquisition Documents; and hereby waives any violation of the Loan Agreement, including the provisions of Section 7 thereof, and of any other Loan Document that might otherwise be affected by the Cibramed Acquisition.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of each Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Borrower, (b) any contractual restriction with a Person binding on such Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (d) the organizational documents of such Borrower;

4.6 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Bank of this Amendment by each party hereto; (ii) Borrowers’ payment of an amendment fee in an amount equal to [***]; and (iii) the due execution and delivery to Bank of the First Amendment to Post Closing Letter.

[Balance of Page Intentionally Left Blank]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:		BORROWERS:

Silicon Valley Bank		Alphatec Spine, Inc.

By:	/s/ Derek Brunelle	By:	/s/ Michael O’Neill
Name:	Derek Brunelle	Name:	Michael O’Neill
Title:	Deal Team Leader	Title:	CFO and VP

Alphatec Holdings, Inc.

		By:	/s/ Michael O’Neill
		Name:	Michael O’Neill
		Title:	CFO and VP

[Signature Page to First Amendment

to Second Amended and Restated Loan and Security Agreement]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK,
Date:
FROM:	ALPHATEC SPINE, INC. and ALPHATEC HOLDINGS, INC.

The undersigned authorized officer of ALPHATEC SPINE, INC. (“Alphatec”) certifies on behalf of Alphatec and ALPHATEC HOLDINGS, INC. (“Parent” and together with Alphatec each a “Borrower” and collectively, “Borrowers”) that under the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrowers, Bank (the “Agreement”), (1) Each Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Each Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against either Borrower or any of their Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank’s. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in material compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
[***]	[***]	y/n

Financial Covenant	Required	Actual	Complies
[***]	[***]	[***]	y/n

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

The following analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ALPHATEC SPINE, INC.	LENDERS’ USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.